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                                                                  Exhibit 10.1.4

                                  BAKER CENTER
                        LEASE OF ADDITIONAL OFFICE SPACE

DATE:       January 22, 1997

BETWEEN:    ST. PAUL PROPERTIES, INC.
            435 Peavey Building
            730 Second Avenue South
            Minneapolis, MN 55402                      ("Landlord")

AND:        ADVANCED TELECOMMUNICATIONS, INC.
            410 Peavey Building
            730 Second Avenue South
            Minneapolis, MN 55402                      ("Tenant")

IN RESPECT OF PREMISES IN: Peavey Building, Minneapolis, MN

LANDLORD AND TENANT hereby agree as follows:

1.    In this Lease of Additional Space:

      (a)   "Building" means Peavey Building located in the city of Minneapolis.

      (b) "Prime Lease" means the lease between Landlord and Tenant dated August 14, 1996 covering 3,737 square feet on the fourth floor of the Building.

      (c) "Term" means that period of time commencing February 1, 1997 and terminating on the same date that the Prime Lease terminates.

      (d) "Additional Space" means 468 rentable square feet, plus for calculation of Rent only, an additional 56 square feet of unallocated space in the Building, as shown crosshatched on Exhibit 1 hereof.

      (e) "Rent" means the amount Tenant shall pay to Landlord as Annual Rent for the Additional Space as summarized below:

            Three Thousand Six Hundred Sixty-Eight Dollars and no/100 ($3,668.00) in respect to the period of February 1, 1997 through September 30, 1998;


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            Four Thousand Seven Hundred Sixteen Dollars and no/100 ($4,716.00)
            in respect to the period of October 1, 1998 through September 30, 1999;

            Six Thousand Two Hundred Eighty-Eight Dollars and no/100 ($6,288.00) in respect to the period of October 1, 1999 through September 30, 2001,

            payable in advance and without notice in monthly installments (each equal to one-twelfth of the Annual Rent) on the Commencement Date and on the first day of each calendar month thereafter during the term.

      (f) All other words and phrases, unless otherwise defined herein, have the meanings attributed to them in the Prime Lease.

2. Landlord hereby demises and leases the Additional Space to Tenant, and Tenant accepts the lease of the Additional Space to have and to hold during the Term, on the same terms and conditions as are contained in the Prime Lease except as herein otherwise provided, and expressly excepting the following:

      (a) Rent - Tenant shall pay the Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Prime Lease.

      (b) Renewals - This lease shall be subject to the same right to renewal (if any) as is contained in the Prime Lease, and any renewal of the Prime Lease in accordance therewith shall be deemed to be a renewal of this Lease upon the same terms and conditions as are applicable to such renewal of the Prime Lease.

      (c) Condition of Additional Space - Tenant shall be deemed to have examined and accepted the Additional Space in the condition as of the date hereof, and no tenant or other allowance shall be paid by Landlord to Tenant in respect of the Additional Space.

      (d) Default - Any default by Tenant under the Prime Lease shall be deemed to be a default hereunder, and any default hereunder shall be deemed to be a default under the Prime Lease.

      (e) Termination - If the Prime Lease terminates for any reason whatsoever, this Lease shall terminate on the same date.


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      (f)   Occupancy Costs - Tenant shall pay as additional rent Occupancy
            Costs in respect of the Additional Space at the times and in the manner as payments of Occupancy Costs are to be made pursuant to the Prime Lease.

Except as specifically provided herein, the terms and conditions of the Prime Lease are confirmed and continued in full force and effect.

This Lease shall be binding on the heirs, administrators, successors and assigns (as the case may be) of the parties hereto.

IN WITNESS OF THIS LEASE Landlord and Tenant have properly executed it as of the date set out on page one.

LANDLORD:                                    TENANT:

ST. PAUL PROPERTIES, INC.                    ADVANCED TELECOMMUNICATIONS, INC.

By: /s/ R. William Inserra                   By: /s/ Michael A. Donahue
    --------------------------------             -------------------------------
    R. William Inserra
    Vice President Asset Management          Its: Treasurer

3-3-97                                       Michael A. Donahue
------------------------------------         -----------------------------------
Date Executed                                Please Type Signature

                                             2/18/97
                                             -----------------------------------
                                             Date Executed

                                             -----------------------------------
                                             Witness to the signature of Tenant
                                             if not incorporated.


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                                                                       EXHIBIT 1

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